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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 16, 2002

                          Storage Computer Corporation
         ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

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

              DELAWARE                             1-13616                            02-045093
  -------------------------------      --------------------------------          --------------------
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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             11 Riverside Street, Nashua, NH                      03062-1373
   --------------------------------------------------         ------------------
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (603) 880-3005


                                 Not Applicable
                           --------------------------
       (Registrant's Name of Former Address, if Change Since Last Report)


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Item 5. Other Events.

On January 16, 2002, the Registrant issued a press release providing estimates of its revenue and earnings for its fourth quarter and year ended
December 31, 2001.

A copy of the Registrant's press release dated January 16, 2002 is attached as Exhibit 99 hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.



99.  Press Release dated January 16, 2002 (filed herewith).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 16, 2002                      STORAGE COMPUTER CORPORATION



                                            By: /s/ Peter N. Hood
                                                -----------------------------
                                                Name: Peter N. Hood
                                                Title: Chief Financial Officer